John Hancock Variable Insurance Trust

(the “Trust”)

Supplement dated April 30, 2014

to the Prospectus dated April 30, 2014

Fundamental Value Trust

Subadvisor Change

Fund Reorganization

Advisory Fee Reduction

Principal Investment Strategy and Benchmark Changes

Subadvisor Change and Fund Reorganization

On March 13, 2014, the Board of Trustees of the Trust (the “Board”) approved, subject to shareholder approval, changing the subadvisor for Fundamental Value Trust from Davis Selected Advisers, L.P. (“Davis”) to John Hancock Asset Management a division of Manulife Asset Management (US) LLC (“JHAM”) and an Agreement and Plan of Reorganization providing for the following reorganization:

Acquired Fund	Acquiring Fund
Fundamental Value Trust	Fundamental Large Cap Value Trust

A meeting of the shareholders of Fundamental Value Trust has been scheduled for Wednesday, June 18, 2014 to seek approval of the JHAM subadvisory agreement for the Fundamental Value Trust and the reorganization of the Fundamental Value Trust into Fundamental Large Cap Value Trust. Subject to regulatory approval, and assuming shareholder approval at the June 18, 2014 meeting, JHAM will replace Davis as the subadvisor to the Fundamental Value Trust effective as of the close of business on June 25, 2014 (the “Effective Date”) and the reorganization is expected to occur immediately after the close of business on Friday, November 7, 2014.

JHAM

JHAM, a Delaware limited liability company located at 197 Clarendon Street, Boston, Massachusetts, was founded in 1979. It is a wholly-owned subsidiary of John Hancock Financial Services, Inc. (“JHFS”) and an affiliate of John Hancock Investment Management Services, LLC. JHFS is a subsidiary of Manulife Financial Corporation (“MFC”), based in Toronto, Canada. MFC is the holding company of the Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

The Board also approved the following changes effective as of the Effective Date: (a) a reduction in the Fundamental Value Trust’s advisory fee; and (b) changing the principal investment strategies and benchmark of Fundamental Value Trust to be the same as those of Fundamental Large Cap Value Trust. None of these changes requires shareholder approval, and the Trust is not requesting that shareholders approve these changes. The new advisory fee and the new principal investment strategies and benchmark are set forth below:

Advisory Fee Reduction

The advisory fee for Fundamental Value Trust as of the Effective Date is:

Advisory Fee Schedule
0.700% on the first $500 million of Aggregate Net Assets*
0.650% on the next $500 million of Aggregate Net Assets
0.600% on Aggregate Net Assets exceeding $1 billion

*Aggregate Net Assets include the net assets of JHVIT Fundamental Value Trust, JHVIT Fundamental Large Cap Value Trust, and Fundamental Large Cap Value Fund, a series of John Hancock Funds II.

Principal Investment Strategy/Benchmark Changes

The principal investment strategies of Fundamental Value Trust as of the Effective Date are set forth below. In addition, the Fundamental Value Trust’s benchmark is changing from the S&P 500 Index to the Russell 1000 Value Index as of the Effective Date.

Under normal market conditions, the fund invests at least 80% of its net assets in equity securities of large-capitalization companies. The fund considers large-capitalization companies to be those that at the time of purchase have a market capitalization equal to or greater than that of the top 80% of the companies that comprise the Russell 1000 Index. As of December 31, 2013, the lowest market capitalization in this group was $1.1 billion. Equity securities include common, convertible, and preferred securities and their equivalents.

In managing the fund, the subadvisor looks for companies that are highly differentiated with key growth drivers, sustainable cash flow production, and high returns on capital. The subadvisor seeks to identify companies with sustainable competitive advantages and high barriers to entry, strong management and a focus on creating value for fund shareholders. Value opportunities are evaluated with an approach that uses the present value of estimated future cash flows as the core methodology for measuring intrinsic value.

The subadvisor employs a disciplined fundamental research process which produces bottom-up company assessments using key assumptions that drive sales, margins, and asset intensity. Scenario analysis is designed to provide a meaningful range of outcomes and the ability to assess investors’ embedded expectations. The subadvisor seeks to purchase companies that meet the criteria above when the shares are selling at a significant discount to intrinsic value. Sell decisions are similarly driven by long-term fundamental analysis.

The subadvisor constantly reviews portfolio investments and may sell a holding when it has achieved its valuation target, if it believes there is structural or permanent deterioration in the underlying fundamentals of the business, or if it identifies what it believes is a more attractive investment opportunity.

The fund may invest up to 20% of its net assets in equity securities of foreign issuers, including American Depositary Receipts (ADRs) and similar investments. For purposes of reducing risk and/or obtaining efficient investment exposure, the fund may invest in exchange-traded funds (ETFs) and derivative instruments that include options, futures contracts, and swaps. The fund may also invest in U.S. government securities and other short-term securities such as money market instruments and repurchase agreements.

Fundamental Large Cap Value Trust

Advisory Fee Change

The advisory fee for Fundamental Large Cap Value Trust is amended as of the Effective Date to reflect that the assets of Fundamental Value Trust will be aggregated with the assets of Fundamental Large Cap Value Trust and Fundamental Large Cap Value Fund, a series of John Hancock Funds II, for purposes of determining the advisory fee. The advisory fee as of the Effective Date is set forth below:

Advisory Fee Schedule

0.700% on the first $500 million of Aggregate Net Assets*

0.650% on the next $500 million of Aggregate Net Assets

0.600% on Aggregate Net Assets exceeding $1 billion

*Aggregate Net Assets include the net assets of Fundamental Value Trust, Fundamental Large Cap Value Trust, and Fundamental Large Cap Value Fund, a series of John Hancock Funds II.

Financial Services Trust

Subadvisor Change

Advisory Fee Change

Name Change

Principal Investment Strategy and Benchmark Changes

Subadvisor Change

On March 13, 2014, the Board approved, subject to shareholder approval, changing the subadvisor for Financial Services Trust from Davis to JHAM and changing the fund’s advisory fee, as set forth below.

A meeting of the shareholders of Financial Services Trust has been scheduled for Wednesday, June 18, 2014 to seek approval of the JHAM subadvisory agreement for the Financial Services Trust. Subject to regulatory approval, and assuming shareholder approval at the June 18, 2014 meeting, JHAM will replace Davis as the subadvisor to the Financial Services Trust effective as of the close of business on June 25, 2014 (the “Effective Date”).

Advisory Fee Change

The Board also approved, subject to shareholder approval, a change in the advisory fee rate as of the Effective Date, as follows:

Advisory Fee Schedule

0.800% on the first $250 million of Aggregate Net Assets*

0.775% on the next $250 million of Aggregate Net Assets

0.750% on the next $500 million of Aggregate Net Assets

0.725% on Aggregate Net Assets exceeding $1 billion

**Aggregate Net Assets include the net assets of Financial Services Trust and John Hancock Financial Industries Fund, a series of John Hancock Investment Trust II.

Name Change and Principal Investment Strategy/Benchmark Changes

In addition, the Board approved changing the name of Financial Services Trust effective November 1, 2014 and amending the principal investment strategies and benchmark of Financial Services Trust as of the Effective Date. The new name of the fund will be Financial Industries Trust. The benchmark of the fund is changing from the S&P 500 Index to the S&P 500 Financial Index. None of these changes requires shareholder approval, and the Trust is not requesting that shareholders approve these changes.

Principal Investment Strategy Changes

The principal investment strategies of Financial Services Trust as of the Effective Date are as follows:

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowing for investment purposes) in companies that are principally engaged in financial services. (The fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.) These companies include U.S. and foreign financial services companies of any size including banks, thrifts, finance companies, brokerage and advisory firms, real estate-related firms, insurance companies and financial holding companies.

In managing the fund, the subadvisor focuses primarily on stock selection rather than industry allocation. In choosing individual stocks, the subadvisor uses fundamental financial analysis to identify securities that appear comparatively undervalued.

Given the industry-wide trend toward consolidation, the subadvisor also invests in companies that appear to be positioned for a merger. The subadvisor generally gathers firsthand information about companies from interviews and company visits.

The fund may invest in U.S. and foreign bonds, including up to 5% of net assets in below investment-grade bonds (i.e., “junk bonds”) rated at the time of purchase as low as CCC by Standard & Poor’s Rating Services (S&P) or Caa by Moody’s Investors Service, Inc. (Moody’s) and their unrated equivalent. It may also invest up to 15% of net assets in investment-grade short-term securities.

In abnormal circumstances, the fund may temporarily invest up to 80% of its assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its investment objective.

The fund may, to a limited extent, engage in derivative transactions that include futures contracts, options and foreign currency forward contracts, in each case for the purpose of reducing risk, obtaining efficient market exposure and/or enhancing investment returns.

The fund may invest in companies located in emerging market countries.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.